                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: OCTOBER 1996
DISTRIBUTION DATE: 11/15/96


Statement for Class A and Class B Certificateholders Pursuant to
Section 4.9 of the Pooling and Servicing Agreement                                                 Per $1,000 of Original
                                                                                                      Class A/Class B
                                                                                                     Certificate Amount
                                                                                                   ----------------------
   (i) Principal Distribution
           Class A Amount                                                        $  17,645,920.29        $ 30.9493
           Class B Amount                                                        $     928,732.65        $ 30.9493

  (ii) Interest Distribution
           Class A Amount                                                        $   1,712,126.41        $  3.0029
           Class B Amount                                                        $      90,111.92        $  3.0029

 (iii) Amount of Distribution allocable to the Yield Supplement Amount           $      28,097.65
           Class A Amount                                                        $      26,692.77
           Class B Amount                                                        $       1,404.88

       Amount of Distribution allocable to the (Excess) Shortfall Amount         $      26,792.52
           Class A Percentage                                                    $      25,452.89
           Class B Percentage                                                    $       1,339.63

  (iv) Monthly Servicing Fee                                                     $     308,074.93        $  0.5133
           Monthly Supplemental Servicing Fee                                    $           0.00        $  0.0000
           Class A Percentage of the Servicing Fee                               $     292,671.18        $  0.5133
           Class A Percentage of the Supplemental Servicing Fee                  $           0.00        $  0.0000
           Class B Percentage of the Servicing Fee                               $      15,403.75        $  0.5133
           Class B Percentage of the Supplemental Servicing Fee                  $           0.00

   (v) Class A Principal Balance (end of Collection Period)                      $ 333,559,497.94
       Class A Pool Factor (end of Collection Period)                                   58.503299%
       Class B Principal Balance (end of Collection Period)                      $  17,555,763.05
       Class B Pool Factor (end of Collection Period)                                   58.503299%

  (vi) Pool Balance (end of Collection Period)                                   $ 351,115,260.99

 (vii) Class A Interest Carryover Shortfall                                      $           0.00
       Class A Principal Carryover Shortfall                                     $           0.00
       Class B Interest Carryover Shortfall                                      $           0.00
       Class B Principal Carryover Shortfall                                     $           0.00

(viii) Amount Otherwise Distributable to the Seller that is Distributed to
       Either the Class A or Class B Certificateholders                          $           0.00        $  0.0000


  (ix) Balance of the Reserve Fund Property (end of Collection Period)
           Class A Amount                                                        $   6,001,631.84
           Class B Amount                                                        $           0.00

   (x) Aggregate Purchase Amount of Receivables repurchased by the Seller
       or the Servicer                                                           $           0.00
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